UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011 (April 5, 2011)

NIVS IntelliMedia Technology Group, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-34262	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31,
Shuikou Road, Huizhou,
Guangdong, People’s Republic of China 516006

   (Address, including zip code, of principal executive offices)

86-752-3125862
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2011, NIVS IntelliMedia Technology Group, Inc. (the “Company”) received notification from the NYSE Amex LLC (“Amex” or the “Exchange”) of its intention to strike the common stock of the Company from Amex by filing a delisting application with the U.S. Securities and Exchange Commission (the "SEC") pursuant to Section 1009(a) of the NYSE Amex LLC Company Guide (the "Company Guide"), based on a determination by the staff of NYSE Regulation, Inc. (the “Staff”), that it is necessary and appropriate for the protection of investors to initiate immediate delisting proceedings.

The Staff noted that it had received a copy of a letter dated March 24, 2011 to the Company from the Company’s most recent independent auditor MaloneBailey, LLP (“MaloneBailey”), in which MaloneBailey stated that it had resigned and that it had ceased its services as the Company’s independent auditor.  In this letter MaloneBailey cites the reason for its resignation as “massive accounting fraud involving forging [the] Company’s accounting records and forging bank statements.”  The letter also states that “As a result of the irregularities and  fraud…[MaloneBailey is] unable to rely on management’s representation as they relate to previously issued financial statements and [MaloneBailey] can no longer support [its] opinions dated March 24, 2010 related to [its] audit of the consolidated financial statements of the Company and Subsidiaries as of December 31, 2009…included in the Form 10-K filed with the SEC on March 24, 2010.”

After review of MaloneBailey's resignation letter, the Staff determined that the Company is not in compliance with the listing standards of the Exchange as follows, and is therefore subject to immediate delisting proceedings:

1. The Company is subject to delisting pursuant to Section 1003(f)(iii) of the Company Guide in that the Company or its management has engaged in operations, which, in the opinion of the Exchange, are contrary to the public interest. In this regard, the Staff believes that the actions (including, but not limited to inaction) of the Company and/or its management and/or its agents raise significant public interest concerns. Specifically, MaloneBailey raised concerns to the Company's board of directors and management that its accounting records may have been falsified constituting an illegal act. The Company failed to adequately address the concerns raised by MaloneBailey, thereby leading to MaloneBailey's resignation as the Company's independent auditor and the withdrawal of MaloneBailey's audit opinions, as well as a presumption that the concerns raised are true. Moreover, the SEC, the Exchange and market participants (in making investment and trading decisions) reasonably relied on the audit opinions in determining that the Company's financial statements subject to such opinions were accurate, complete and in accordance with generally accepted accounting principles and standards. Thus, the Company's actions and inactions which led to MaloneBailey's resignation and withdrawal of its audit opinions have cast material doubt on the integrity of its financial statements as reasonably relied on for such purposes.

2. The Company is noncompliant with Section 1003(d) of the Company Guide, in that the withdrawal of MaloneBailey's audit opinions has caused its filings to be noncompliant with SEC regulations. Specifically, as a consequence of the resignation of MaloneBailey and the withdrawal of MaloneBailey's audit opinions, there is now no current audited financial information available for the Company.

3. The Company is noncompliant with Section 127 of the Company Guide, which grants the Exchange the discretion to delist a company when, for example, the company's independent accountants issue a disclaimer opinion on financial statements required to be audited. In this case, the independent auditor has withdrawn its opinions in their entirety. Clearly, if a disclaimer opinion with respect to an audit opinion is a basis for delisting under Section 127 of the Company Guide, then the complete removal of an opinion is also a basis for delisting under the rule. The Staff determined that the public interest concern raised by MaloneBailey's resignation and withdrawal of its audit opinions is so serious that no remedial measure would be sufficient to alleviate it, and that immediate delisting is warranted.

4. A review of the SEC EDGAR database indicates that the Company has yet to file its Form 10-K for the year ended December 31, 2010, and that it has also filed a Form 12b-25 stating that it is unable to prepare and review all necessary information and disclosures in its Annual Report on Form 10-K by its April 15, 2011 filing date.  The timely filing of such report is a condition for the Company’s continued listing on the Exchange, as required by Sections 134 and 1101 of the Exchange’s Company Guide.  In addition, due to the fact that the Company’s auditor withdrew its most recent audit opinion, it is expected that a new independent auditor will need to complete a full audit of the Company’s financial statements.  As a result of this, there is no timetable as to when or if the Company will be able to complete the filing of the Form 10-K for the year ended December 31, 2010.

The Company has a limited right to appeal the Staff’s determination by requesting an oral or written hearing before an Amex Listing Qualifications Panel on or before April 12, 2011.  If the Company does not request an appeal by such date, then the Company will be deemed to have waived the opportunity for a hearing and the decision will become final.  The Company intends to appeal the delisting determination and request a hearing before the Exchange, but there can be no assurance that the Company’s request for continued listing will be granted.

Item 4.01      Change in Registrant’s Certifying Accountant.

Engagement of New Independent Registered Public Accounting Firm

On March 25, 2011, the Company reported the March 24, 2011 resignation of MaloneBailey LLP as the Company’s independent auditor, effective immediately.  On April 10, 2011, the Audit Committee of the Company’s Board of Directors approved the appointment of BDO China Li Xin Da Hua CPAs (“BDO”) as the Company’s independent auditor, effective as of March 28, 2011.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 7.01   Regulation FD Disclosure.

A copy of the Company’s press release regarding the Notice of Delisting, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS INTELLIMEDIA TECHNOLOGY GROUP, INC.

Date: April 11, 2011	By:	/s/ Tianfu Li
Name: Tianfu Li
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 11, 2011